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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):
                                APRIL 18, 1996


                                BAYBANKS, INC.
            (Exact name of registrant as specified in its charter)


         MASSACHUSETTS                 0-959                  04-2008039
  (State or other jurisdiction    (Commission File           (IRS Employer
       of incorporation)               Number)            Identification No.)


               175 FEDERAL STREET, BOSTON, MASSACHUSETTS  02110
            (Address of principal executive offices and zip code)


             Registrant's telephone number, including area code:
                                (617) 482-1040







                                 Page 1 of 16
                       Exhibit Index appears on Page 4

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ITEM 5.  OTHER EVENTS.

         On April 18, 1996, the Registrant issued a press release containing its operating results for the first quarter of 1996. A complete copy of the full text of this press release, together with certain supplemental financial information, is attached as Exhibit 99 hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)     Exhibits:


Exhibit
   No.                                Description
- --------                              -----------

    99 BayBanks, Inc. press release dated April 18, 1996, together with certain supplemental financial information.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 18, 1996                 BAYBANKS, INC.




                                      By: /s/ Michael W. Vasily
                                          ---------------------------
                                          Michael W. Vasily
                                          Executive Vice President





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                                 EXHIBIT INDEX

 EXHIBIT
    NO.
 --------
    99 BayBanks, Inc. press release dated April 18, 1996, together with certain supplemental financial information.






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